                                                                   EXHIBIT 10.40

                       BENCHMARK CORPORATION OF DELAWARE
                     MANAGEMENT EQUITY PARTICIPATION PLAN
                     ------------------------------------

1.      Purpose. The purpose of this Management Equity Participation Plan (the
        -------
"Plan") is to advance the interests of Benchmark Corporation of Delaware (the "Company") and its stockholders by offering the opportunity to purchase shares of the Company's common stock to those management employees of the Company and its subsidiaries who contribute materially to the Company's success by their creativity, ability, industry, loyalty or exceptional service. The Plan is also intended to provide a means of reinforcing the commonality of interest between the Company's stockholders and the Company's management employees and to provide a means of attracting and retaining management employees of outstanding abilities and specialized skills.

2.      Definitions.  The following definitions shall be applicable to the terms
        -----------
used in the Plan:

        a.      Administrator means the Board or any committee designated by the
                -------------
Board to perform any or all of the administrative functions required by this
Plan.
        b.      Board means of the Board of Directors of the Company or any
                -----
committee thereof which is authorized to act on behalf of such Board of Directors.

        c.      Common Stock means the nonvoting common stock (par value
                ------------
$.0001 per share) of the Company.

        d.      Company means Benchmark Corporation of Delaware, a Delaware
                -------
corporation.

        e.      Eligible Employee means any employee of the Company or any of
                -----------------
its subsidiaries who is employed on a managerial level or above.

        f.      Participant means any Eligible Employee who is granted the right
                -----------
in accordance with the provisions of paragraph 5 hereof to purchase Common Stock hereunder.

        g. Wherever appropriate, words used in the Plan in the singular may mean the plural; the plural may mean the singular, and the masculine may mean the feminine or neuter.

3.      Administration.  This Plan shall be administered by the Administrator.
        --------------
The Administrator shall have exclusive and final authority with respect to all determinations and decisions affecting the Plan and its Participants. In addition to its duties as elsewhere set forth in this Plan, the Administrator shall have the sole authority to interpret the Plan, to establish and revise rules and regulations relating to the Plan, to delegate such responsibilities or duties as it deems desirable and to make any other determinations which it believes necessary or advisable for the administration of the Plan. Any decision or action made or taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall be conclusive and binding upon all Participants and any person claiming through or under any Participant, unless otherwise determined by the Administrator.

4.      Shares Subject to Plan.  The number of shares of Common Stock which may
        ----------------------
be made available for purchase under the Plan shall not exceed 750,000 shares. Shares purchased under the Plan may be in whole or in part, as determined by the Administrator, authorized but unissued shares of Common Stock or issued shares of the Common Stock reacquired by the Company.

5.      Participation.  Individual participation in the Plan shall be determined
        -------------
solely by the Administrator which shall select Participants from the class of Eligible Employees. Those directors of the Company who are not regular salaried officers or executives of the Company shall not be eligible to participate in the Plan. However, no officer or other executive of the Company shall be ineligible to participate solely because such person is also a director of the Company.

6.      Awards.  As soon as practicable after the effective date of the Plan and
        ------
at any time and from time to time thereafter, the Administrator shall determine
(i) the Eligible Employees who shall become Participants, (ii) the number of shares of Common Stock that each Participant may purchase, (iii) the price at which each share of Common Stock may be purchased and (iv) the terms on which each share of Common Stock may be purchased. Recommendations as to such matters shall be made to the Administrator by the Company's President.

7.   Subscription Agreement.  Subject to the terms and provisions of this Plan,
     ----------------------
the terms and conditions under which the Common Stock may be purchased by a Participant shall be set forth in a written agreement (hereinafter referred to as the "Subscription Agreement") in the form attached hereto as Exhibit A and made a part hereof, containing such modifications thereto and such other provisions as the Administrator, in its sole discretion, may determine. Each Subscription Agreement shall incorporate the provisions of this Plan by reference.

8.   Notice and Price.  As soon as practicable after the determination by the
     ----------------
Administrator of the Participants and the number of shares each Participant may purchase, the Administrator shall give written notice thereof to each Participant in the form attached hereto as Exhibit B and made a part hereof, containing such modifications thereto and such other provisions as the Administrator, in its sole discretion, may determine. Each notice shall be accompanied by the Subscription Agreement to be executed by the Participant. Within the period specified in this notice, a Participant may exercise his right to purchase the Common Stock by executing the Subscription Agreement and returning it to the Administrator. The price for each share of Common Stock purchased pursuant to this paragraph 8 shall be determined by the Administrator, it being understood that (i) such price need not be the fair market value of the shares and (ii) the price determined by the Administrator may vary from one Participant to another.

9.   Payment.  The Administrator shall determine the terms for payment by
     -------
each Participant for his shares of Common Stock. These terms shall be set forth or referred to in the Subscription Agreement. The terms for payment set forth by the Administrator may vary from one Participant to another.

10.  Delivery of Shares.  The Company shall deliver to or on behalf of each
     ------------------
Participant the number of shares of Common Stock that the Participant elects to purchase as soon as practicable after the Company receives the Subscription Agreement appropriately executed and the purchase price, as determined under paragraph 8 hereof and set forth in the Subscription Agreement. The shares, which shall be fully paid and nonassessable upon the issuance thereof and shall be represented by a certificate or certificates registered in the name of the Participant and stamped with an appropriate legend referring to the restrictions thereon set forth in the Subscription Agreement.

11.  Rights of Participants as Stockholders.  Subject to the terms and
     --------------------------------------
provisions of the Delaware General Corporation Law and the Subscription Agreement to which the Participant is a party, a Participant shall have all the rights of a stockholder with respect to his shares of Common Stock, including the right to receive all dividends or other distributions paid or made with respect thereto, from and after the date on which the Participant delivers his executed Subscription Agreement to the Administrator, together with payment of the purchase price in the amount and on the terms described therein.

12.  Ratification. By purchasing shares of Common Stock under this Plan, each
     ------------
Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, the Administrator or any of their delegates.

13.  Governing Law and Construction.  The place of administration of this Plan
     ------------------------------
shall be conclusively deemed to be within the Commonwealth of Pennsylvania and the validity, construction, interpretation administration and effect of this Plan and any of its rules and regulations and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the Commonwealth of Pennsylvania. The paragraph headings are provided herein for convenience of reference only and are not to serve as a basis for interpretation or construction of this Plan.

14.  Nontransferability.  The rights and interest of any Participant under this
     ------------------
Plan may not be assigned, transferred, pledged or encumbered and any attempt to do so shall be void.

15.  Costs and Expenses.  All costs and expenses with respect to the adoption,
     ------------------
implementation, interpretation and administration of the Plan shall be borne by the Company.

16.  Contract and Employment Rights.  Nothing in this Plan shall be deemed to
     ------------------------------
give any officer or employee of the Company or any of its subsidiaries, his legal representatives or assigns, or any other person or entity claiming under or through him any contract or other right to participate in the benefits of this Plan. Nothing in this Plan shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Company or its subsidiaries shall continue to employ any individual, whether or not a Participant. The Plan shall not affect in any way the right of the Company or any subsidiary to terminate the employment of any individual, whether or not a Participant, at any time.

17.  Changes in Capitalization.  In the event that the outstanding shares of
     -------------------------
Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which purchase rights under this Plan have been or will be granted. Any such adjustment made by the Administrator shall be final and binding upon the Participants, the Company and all other interested persons.

18.  Amendment or Termination.  The Plan may be amended or terminated in whole
     ------------------------
or in part at any time by the Board, in its sole discretion, provided that without the consent of a Participant, no amendment shall affect the Participant's rights under any outstanding offer to purchase Common Stock hereunder. Any such amendment shall be in writing. Moreover, such amendment or termination shall be evidenced by a written resolution of the Board.

19.  Burden and Benefit.  The terms and provisions of this Plan shall be binding
     ------------------
upon, and shall inure to the benefit of, each Participant and his executors and administrators, heirs and personal and legal representatives.

20.  Effective Date.  Upon adoption by the Board this Plan shall be effective
     --------------
as of March 10, 1993.

     TO RECORD the adoption of this Plan, the Company has caused its authorized officers to affix its corporate name and seal hereto on this 10th day of March, 1993.


Attest:                                 BENCHMARK CORPORATION OF
                                        DELAWARE

  [SIGNATURE APPEARS HERE]              By:   [SIGNATURE APPEARS HERE]
-----------------------------              ------------------------------
     Secretary                                    Chairman

                                   EXHIBIT A

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. FURTHERMORE, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY THE SECURITIES COMMISSION OF ANY OTHER JURISDICTION, NOR HAS ANY SUCH COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK. ACQUISITION OF THESE SECURITIES SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A TOTAL LOSS OF THEIR INVESTMENT.

Benchmark Corporation of Delaware
735 Chesterbrook Boulevard
Suite 305
Wayne, PA 19087

Gentlemen:

       The undersigned is entering into this Subscription Agreement (the "Agreement") in connection with the offer by Benchmark Corporation of Delaware (the "Company") pursuant to the terms and conditions of a Notice dated ________, 199_ (the "Notice") and the Company's Management Equity Participation Plan (the "Plan") to purchase shares of the Company's Nonvoting Common Stock, $.0001 par value (the "Nonvoting Stock").

       1. Subscription. Subject to the terms and conditions set forth herein and
          ------------
in the Plan, the undersigned hereby subscribes for and agrees to purchase ____ shares (the "Shares") of Nonvoting Stock. The purchase price for each Share is $____ and is payable as follows: [detail per award]. [Brief description of any other terms and conditions of award relevant to exercise, such as minimum number of Shares exercisable.] The undersigned also is delivering to the Company together with this executed Subscription Agreement an executed copy of the Transfer Restriction Agreement in the form of Schedule I attached hereto and understands that the delivery of such executed agreement is a condition to the Company's obligation to accept this subscription.

       2. Acceptance of Subscription.  The undersigned understands and agrees
          --------------------------
that the certificate to be issued and delivered on account of this subscription will be issued only in the name of, and delivered only to, the undersigned.

       3. Representations and Warranties.  By executing this Subscription
          ------------------------------
Agreement, the undersigned further:

          (a) acknowledges and understands that the Shares are being offered and issued under exemptions from registration under the Securities Act of 1933, as amended (the "Act") and the securities laws of other jurisdictions;

          (b) represents and warrants that he is acquiring the Shares without being furnished any offering literature, prospectus or information relating to the Company other than information contained herein or attached hereto as
Schedule II and information, if any, requested by the undersigned or his representatives;

          (c) acknowledges that the Company has provided him or his representatives reasonable opportunity to ask questions of the officers of the Company and full access to all records, books, documents and other information which may be helpful or necessary to understand the information set forth herein and to evaluate the merits and risks of an investment in the Shares and that his investment decision with respect to the Shares was based solely on information contained herein or received by the undersigned or his representatives as a result of his position as a manager of the Company or the independent investigation of the undersigned or his representatives;

          (d) acknowledges that this transaction has not been examined by the Securities and Exchange Commission or the securities commission of any other jurisdiction;

          (e) represents, warrants and acknowledges that he has read and understands the risk factors involved in the acquisition of the Shares as set forth on Schedule I attached hereto;

          (f) represents and warrants that (i) he is acquiring the Shares solely for his own account for investment purposes only and not with a view to or for the resale, distribution, subdivision or fractionalization thereof and (ii) he has no contract, understanding, arrangement or agreement, formal or informal, with any person to sell, transfer or pledge the Shares to any person nor any present plans to enter into any such contract, undertaking, arrangement or agreement;

          (g) represents and warrants that he has, together with his purchaser representatives, if any, such knowledge and experience in financial and business matters that he is, or they are, capable of evaluating the merits and risks of an investment in the Shares based solely on the information contained herein, including Schedule I hereto, and the information otherwise known or made available by the Company to the undersigned or his representatives;

          (h) represents and warrants that he (A) is able to bear the economic risk of losing his total investment in the Shares; (B) is able to hold the Shares for an indefinite period of time; (C) has adequate means of providing for his current needs and possible personal contingencies; and (D) has no need for liquidity in his investment;

            (i) represents and warrants that (A) his overall commitment to investments which are not liquid is reasonable in relation to and not disproportionate to his net worth and current needs; (B) his investment in the Shares will not cause such overall commitment to become unreasonable or disproportionate and (C) the financial representations made by him herein accurately reflect his financial condition, with respect to which he does not anticipate any material adverse changes;

            (j) confirms that he understands and has considered fully for purposes of this investment that there are substantial restrictions on the transferability of the Shares because (i) the Shares have not been registered under the Act or the securities laws of any other jurisdiction and the Company has no obligation to take any action which would make available any exemption from the registration requirements of such laws and that as a result of such restrictions on transferability, it may not be possible for the undersigned to liquidate his investment in the Shares in case of an emergency or to use the Shares as collateral for a loan;

            (k) agrees and understands that he may not sell the Shares unless the Shares are registered or he provides the Company with an opinion of counsel satisfactory to the Company and its counsel (both as to the issuer of the opinion and the form and substance thereof) that the Shares may be transferred in reliance on an applicable exemption from the registration requirements of the Act and any applicable state securities laws, unless such requirement is waived by the Company in its sole discretion;

            (l) consents to the placement of a legend on the certificate representing the Shares, which legend will be in substantially the following form:

       "THE SHARES REPRESENTED BY THIS CERTIFICATE
       HAVE NOT BEEN REGISTERED WITH THE SECURITIES
       AND EXCHANGE COMMISSION UNDER THE SECURITIES
       ACT OF 1933, AS AMENDED, OR WITH ANY OTHER
       AGENCY UNDER THE SECURITIES LAWS OF ANY OTHER
       JURISDICTION. THE SALE OR OTHER DISPOSITION OF
       THESE SHARES IS PROHIBITED UNLESS THE SHARES
       ARE REGISTERED OR THE COMPANY RECEIVES AN
       OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
       AND ITS COUNSEL (BOTH AS TO THE ISSUER OF THE
       OPINION AND THE FORM AND SUBSTANCE THEREOF)
       THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE
       WITHOUT REGISTRATION UNDER THE SECURITIES ACT
       OF 1933, AS AMENDED, AND THE APPLICABLE
       SECURITIES LAWS OF ANY OTHER JURISDICTION,
       UNLESS SUCH REQUIREMENT IS WAIVED BY THE

       COMPANY IN ITS SOLE DISCRETION. BY ACQUIRING
       THE SHARES REPRESENTED BY THIS CERTIFICATE, THE
       HOLDER HEREOF REPRESENTS THAT HE HAS ACQUIRED
       THESE SHARES FOR INVESTMENT AND THAT HE WILL
       NOT SELL OR OTHERWISE DISPOSE OF THESE SHARES
       WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH
       THE AFORESAID ACTS AND THE RULES AND
       REGULATIONS PROMULGATED THEREUNDER.

            (m) understands and acknowledges that the foregoing representations, warranties, agreements, acknowledgements and understandings are made by the undersigned with the intent that they be relied upon by the Company in determining the applicability of the exemption from registration under the Act and the applicable state securities laws upon which the Company is relying.

        4.  Transferability.  The undersigned agrees not to transfer or assign
            ---------------
this Subscription Agreement or any interest herein and further agrees that the assignment, sale or other transfer of the Shares shall be effected only accordance with all applicable laws.

        5.  Revocation.  The undersigned agrees that it may not cancel, revoke
            ----------
or terminate this Subscription Agreement or any agreement made hereunder and that this Subscription Agreement shall be binding upon and inure to the benefit of the undersigned's successors and assigns.

        6.  Miscellaneous.
            -------------

            (a) All notices or other communications given or made hereunder shall be delivered or mailed, postage prepaid, to the undersigned at his address as set forth herein and to the Company at 735 Chesterbrook Boulevard, Suite 305, Wayne, Pennsylvania 19087.

            (b) This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the _______ day of __________, 199_.



                                           ---------------------------------
                                           Name of Subscriber (Please Print)



                                           ---------------------------------
                                           Signature of Subscriber


Residence Address:                         Mailing Address (if different from
                                             residence address)


------------------------------------       ---------------------------------

------------------------------------       ---------------------------------

------------------------------------       ---------------------------------

Social Security or Federal Employer Identification Number:
-------------------------

          This Subscription Agreement is hereby accepted subject to the terms and conditions hereof this ____ day of __________, 199_.

                                            BENCHMARK CORPORATION OF
                                            DELAWARE


                                            By:
                                               -----------------------------
                                               Michael T. Kennedy
                                               Chairman

                                   Exhibit B

                    [to be retyped on Benchmark letterhead]

                            _________________, 199_

[Name of Award Recipient]
[Address]

        Re:  Benchmark Corporation of Delaware
             Management Equity Participant Plan (the "Plan")
             -----------------------------------------------

Dear [        ]:

        On behalf of the Board of Directors of Benchmark Corporation of Delaware (the "Company"), it is my pleasure to inform you that you have been granted the right to purchase up to _______shares (the "Offered Shares") of the Company's Nonvoting Common Stock, par value $.0001 per share (the "Nonvoting Stock") under the terms of the Plan and subject to the terms and conditions of this Notice. The purchase price shall be $____ per Offered Share.

        Your right to purchase any of the Offered Shares pursuant to this award shall expire on the earlier to occur of the termination of your employment with the Company or ____ days from the date of this Notice (the "Expiration Date"). The right may be exercisable in whole or in part, and from time to time prior to the Expiration Date, by returning to the undersigned the Subscription Agreement accompanying this Notice together with payment for the Offered Shares you have elected to purchase in accordance with the terms of the Subscription Agreement and this Notice. [Payment terms and other terms and conditions of each Award, including minimum purchase terms, to be specified]

        This Notice and the award described herein are being delivered and made pursuant to the Plan, the terms and conditions of which are incorporated herein by reference. A copy of the Plan is also being furnished to you together with this Notice. The grant of the award described in this Notice shall not, and shall not be deemed to, grant you any rights as a stockholder of the Company, and you shall have no such rights with respect to the Offered Shares unless and until one or more certificates evidencing Offered Shares you have duly elected to purchase in accordance with the terms of this Notice, the Plan and the accompanying Subscription Agreement are issued and delivered to you.

                                            Sincerely,


                                            Michael T. Kennedy
                                            Chairman
Encl.

                                   AMENDMENT
                                     TO THE
                       BENCHMARK CORPORATION OF DELAWARE
                      MANAGEMENT EQUITY PARTICIPATION PLAN


          WHEREAS, Benchmark Corporation of Delaware, a Delaware corporation (the "Company"), maintains the Benchmark Corporation of Delaware Management Equity Participation Plan (the "Purchase Plan"); and

          WHEREAS, effective May 21, 1993, the Company reduced, by means of a 1 for 1,000 reverse stock split (the "Stock Split"), the total number of outstanding shares of all classes of the Company's stock as well as the number of shares the Company is authorized to issue; and

          WHEREAS, the Board of Directors has adjusted the number of shares reserved out of the authorized but unissued shares of the Company's Nonvoting Common Stock for issuance under the Company's Purchase Plan to 251, par value $.10 per share (the "Board Adjustment"); and

          WHEREAS, the Company desires to amend the Purchase Plan in order to reflect the effect of the Stock Split and the Board Adjustment upon certain terms and conditions of the Purchase Plan.

          NOW THEREFORE, the Purchase Plan shall be hereby amended as follows:

          1. Subparagraph 2.c. shall be amended to read in its entirety as follows:

              "Common Stock means the nonvoting common stock (par value $.10 per
               ------------
              share) of the Company."

          2. The first sentence of Paragraph 4 shall be amended to read in its entirety as follows:

              "The number of shares of Common Stock which may be made available for purchase under the Plan shall not exceed 251 shares."

          This Amendment shall be effective as of May 21, 1993. Except as expressly modified herein, all of the terms and conditions of the Purchase Plan shall continue in full force and effect.

     TO RECORD the adoption of this Amendment, the Company has caused its duly authorized officer to affix its corporate name hereto as of the 1st day of November, 1993.



                                       BENCHMARK CORPORATION OF
                                       DELAWARE

                                     By: [SIGNATURE APPEARS HERE]
                                         ------------------------
                                              President